Exhibit 99(b)
                                                                     Page 1 of 7




                    CULP, INC. FINANCIAL INFORMATION RELEASE
                         CONSOLIDATED STATEMENTS OF LOSS
           FOR THE THREE MONTHS AND NINE MONTHS ENDED JANUARY 28, 2007
                              AND JANUARY 29, 2006
                                   (UNAUDITED)

                (Amounts in Thousands, Except for Per Share Data)

                                                                                  THREE MONTHS ENDED
                                                         ------------------------------------------------------------------------
                                                                  Amounts                                 Percent of Sales
                                                         --------------------------                  ----------------------------
                                                         January 28,   January 29,     % Over        January 28,    January 29,
                                                            2007          2006         (Under)          2007           2006
                                                         ------------  ------------  ------------    -------------  -------------
Net sales                                             $       55,712        61,035        (8.7)%           100.0 %       100.0 %
Cost of sales                                                 51,001        56,858       (10.3)%            91.5 %        93.2 %
                                                         ------------  ------------  ------------    -------------  -------------
        Gross profit                                           4,711         4,177        12.8 %             8.5 %         6.8 %

Selling, general and
  administrative expenses                                      6,394         6,098         4.9 %            11.5 %        10.0 %
Restructuring expense                                          1,275           343       271.7 %             2.3 %         0.6 %
                                                         ------------  ------------  ------------    -------------  -------------
        Loss from operations                                  (2,958)       (2,264)      (30.7)%            (5.3)%        (3.7)%

Interest expense                                                 952         1,063       (10.4)%             1.7 %         1.7 %
Interest income                                                  (50)          (43)       16.3 %            (0.1)%        (0.1)%
Other (income) expense                                          (157)          135       216.3 %            (0.3)%         0.2 %
                                                         ------------  ------------  ------------    -------------  -------------
        Loss before income taxes                              (3,703)       (3,419)       (8.3)%            (6.6)%        (5.6)%

Income taxes*                                                 (1,482)       (1,250)       18.6 %            40.0 %        36.6 %
                                                         ------------  ------------  ------------    -------------  -------------
        Net loss                                      $       (2,221)       (2,169)       (2.4)%            (4.0)%        (3.6)%
                                                         ============  ============  ============    =============  =============
Net loss per share-basic                                      ($0.19)       ($0.19)        0.0 %
Net loss per share-diluted                                    ($0.19)       ($0.19)        0.0 %
Net loss per share, diluted, excluding restructuring          ($0.01)       ($0.10)      (90.0)%
  and related charges (see proforma
  statement on page 6)
Average shares outstanding-basic                              11,773        11,562         1.8 %
Average shares outstanding-diluted                            11,773        11,562         1.8 %



                                                                                   NINE MONTHS ENDED
                                                         ------------------------------------------------------------------------
                                                                  Amounts                                 Percent of Sales
                                                         --------------------------                  ----------------------------
                                                         January 28,   January 29,     % Over        January 28,    January 29,
                                                            2007          2006         (Under)          2007           2006
                                                         ------------  ------------  ------------    -------------  -------------
Net sales                                             $      177,337       190,383        (6.9)%           100.0 %       100.0 %
Cost of sales                                                156,575       174,098       (10.1)%            88.3 %        91.4 %
                                                         ------------  ------------  ------------    -------------  -------------
        Gross profit                                          20,762        16,285        27.5 %            11.7 %         8.6 %

Selling, general and
  administrative expenses                                     19,240        22,480       (14.4)%            10.8 %        11.8 %
Restructuring expense                                          1,742         6,581       (73.5)%             1.0 %         3.5 %
                                                         ------------  ------------  ------------    -------------  -------------
        Loss from operations                                    (220)      (12,776)       98.3 %            (0.1)%        (6.7)%

Interest expense                                               2,841         2,955        (3.9)%             1.6 %         1.6 %
Interest income                                                 (147)          (78)       88.5 %            (0.1)%        (0.0)%
Other (income) expense                                           (98)          481       120.4 %            (0.1)%         0.3 %
                                                         ------------  ------------  ------------    -------------  -------------
        Loss before income taxes                              (2,816)      (16,134)       82.5 %            (1.6)%        (8.5)%

Income taxes*                                                 (1,540)       (5,873)      (73.8)%            54.7 %        36.4 %
                                                         ------------  ------------  ------------    -------------  -------------
        Net loss                                      $       (1,276)      (10,261)       87.6 %            (0.7)%        (5.4)%
                                                         ============  ============  ==========      ============   ===========
Net loss per share-basic                                      ($0.11)       ($0.89)       87.6 %
Net loss per share-diluted                                    ($0.11)       ($0.89)       87.6 %
Net income (loss) per share, diluted, excluding restructuring  $0.18        ($0.18)      200.0 %
  and related charges (see proforma statement on page 7)
Average shares outstanding-basic                              11,710        11,557         1.3 %
Average shares outstanding-diluted                            11,710        11,557         1.3 %

 * Percent of sales column for income taxes is calculated as a % of loss before income taxes.

                    CULP, INC. FINANCIAL INFORMATION RELEASE
                           CONSOLIDATED BALANCE SHEETS
              JANUARY 28, 2007, JANUARY 29, 2006 AND APRIL 30, 2006
                                   (UNAUDITED)

                             (Amounts in Thousands)

                                                            Amounts                           Increase
                                              ------------------------------------           (Decrease)
                                                 January 28,        January 29,    -------------------------------   * April 30,
                                                     2007               2006          Dollars         Percent          2006
                                              -------------------  --------------- ---------------    ------------  -----------
Current assets
       Cash and cash equivalents            $             10,675           12,870          (2,195)       (17.1)%         9,714
       Accounts receivable                                23,755           28,485          (4,730)       (16.6)%        29,049
       Inventories                                        42,717           42,099             618          1.5 %        36,693
       Deferred income taxes                               7,120            7,054              66          0.9 %         7,120
       Assets held for sale                                1,231                -           1,231        100.0 %         3,111
       Other current assets                                2,710            1,649           1,061         64.3 %         1,287
                                              -------------------  --------------- ---------------    ------------  -----------
                  Total current assets                    88,208           92,157          (3,949)        (4.3)%        86,974

Property, plant & equipment, net                          40,784           52,562         (11,778)       (22.4)%        44,639
Goodwill                                                   4,114            4,114               -          0.0 %         4,114
Deferred income taxes                                     23,232           15,731           7,501         47.7 %        20,176
Other assets                                               2,683            1,775             908         51.2 %         1,564
                                              -------------------  --------------- ---------------    ------------  -----------
                  Total assets              $            159,021          166,339          (7,318)        (4.4)%       157,467
                                              ===================  =============== ===============    ============  ===========


Current liabilities
       Current maturities of long-term debt $              4,744            8,049          (3,305)       (41.1)%         8,060
       Accounts payable                                   18,051           20,669          (2,618)       (12.7)%        20,835
       Accrued expenses                                    7,704            9,751          (2,047)       (21.0)%         7,845
       Accrued restructuring                               3,490            4,299            (809)       (18.8)%         4,054
       Income taxes payable                                4,136              635           3,501        551.3 %         2,488
                                              -------------------  --------------- ---------------    ------------  -----------
                  Total current liabilities               38,125           43,403          (5,278)       (12.2)%        43,282

Long-term debt , less current maturities                  41,965           47,229          (5,264)       (11.1)%        39,662
                                              -------------------  --------------- ---------------    ------------  -----------

                  Total liabilities                       80,090           90,632         (10,542)       (11.6)%        82,944

Shareholders' equity                                      78,931           75,707           3,224          4.3 %        74,523
                                              -------------------  --------------- ---------------    ------------  -----------

                  Total liabilities and
                  shareholders' equity      $            159,021          166,339          (7,318)        (4.4)%       157,467
                                              ===================  =============== ===============    ============  ===========

Shares outstanding                                        12,555           11,566             989          8.6 %        11,655
                                              ===================  =============== ===============    ============  ===========
   * Derived from audited financial statements

                    CULP, INC. FINANCIAL INFORMATION RELEASE
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
         FOR THE NINE MONTHS ENDED JANUARY 28, 2007 AND JANUARY 29, 2006
                                   (UNAUDITED)

                             (Amounts in Thousands)


                                                                                              NINE MONTHS ENDED
                                                                                                    Amounts
                                                                                       --------------------------------
                                                                                        January 28,       January 29,
                                                                                            2007             2006
                                                                                       ---------------   --------------
Cash flows from operating activities:
     Net loss                                                                       $          (1,276)         (10,261)
     Adjustments to reconcile net loss to net cash
         provided by operating activities:
             Depreciation                                                                       5,651           12,275
             Amortization of other assets                                                          59               70
             Stock-based compensation                                                             406              139
             Deferred income taxes                                                             (3,056)          (5,645)
             Restructuring expenses, net of gain on sale of related assets                       (546)           3,057
             Changes in assets and liabilities:
                Accounts receivable                                                             5,294              339
                Inventories                                                                    (1,270)           8,400
                Other current assets                                                              787            1,042
                Other assets                                                                      (46)            (129)
                Accounts payable                                                               (2,507)          (1,695)
                Accrued expenses                                                                 (141)             195
                Accrued restructuring                                                            (564)          (1,551)
                Income taxes payable                                                            1,648             (909)
                                                                                       ---------------   --------------
                    Net cash provided by operating activities                                   4,439            5,327
                                                                                       ---------------   --------------

Cash flows from investing activities:
     Capital expenditures                                                                      (2,492)          (5,428)
     Acquisition of assets                                                                     (2,500)               -
     Proceeds from the sale of buildings and equipment                                          3,260            3,950
                                                                                       ---------------   --------------
                    Net cash used in investing activities                                      (1,732)          (1,478)
                                                                                       ---------------   --------------

Cash flows from financing activities:
     Payments on vendor-financed capital expenditures                                            (927)            (871)
     Payments on long-term debt                                                                (3,513)            (292)
     Proceeds from issuance of long-term debt                                                   2,500            5,020
     Proceeds from common stock issued                                                            194               57
                                                                                       ---------------   --------------
                    Net cash (used in) provided by financing activities                        (1,746)           3,914
                                                                                       ---------------   --------------

Increase in cash and cash equivalents                                                             961            7,763

Cash and cash equivalents at beginning of period                                                9,714            5,107
                                                                                       ---------------   --------------

Cash and cash equivalents at end of period                                          $          10,675           12,870
                                                                                       ===============   ==============

Free Cash Flow (1)                                                                  $           4,280            2,978
                                                                                       ===============   ==============


-----------------------------------------------------------------------------------------------------------------------

(1)  Free Cash Flow reconciliation is as follows:                                             3rd Qtr           3rd Qtr
                                                                                              FY 2007          FY 2006
                                                                                    -----------------------------------
A)   Net cash provided by operating activities                                      $           4,439            5,327
B)   Minus:  Capital expenditures                                                              (2,492)          (5,428)
C)   Add:  Proceeds from the sale of buildings and equipment                                    3,260            3,950
D)   Minus:  Payments on vendor-financed capital expenditures                                    (927)            (871)
                                                                                       ---------------   --------------
                                                                                    $           4,280            2,978
                                                                                       ===============   ==============

-----------------------------------------------------------------------------------------------------------------------

                    CULP, INC. FINANCIAL INFORMATION RELEASE
           SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
        FOR THE THREE MONTHS ENDED JANUARY 28, 2007 AND JANUARY 29, 2006

                             (Amounts in thousands)


                                                                        THREE MONTHS ENDED (UNAUDITED)
                                                   -------------------------------------------------------------------------

                                                            Amounts                              Percent of Total Sales
                                                   ---------------------------                ------------------------------
                                                   January 28,     January 29,     % Over     January 28,     January 29,
Net Sales by Segment                                   2007           2006         (Under)       2007            2006
------------------------------------------------   -------------   -----------    ----------  -------------   --------------
Mattress Fabrics                                $        24,396        22,681        7.6 %          43.8 %          37.2 %
Upholstery Fabrics                                       31,316        38,354      (18.4)%          56.2 %          62.8 %
                                                   -------------   -----------    ----------  ------------------------------

     Net Sales                                  $        55,712        61,035       (8.7)%         100.0 %         100.0 %
                                                   =============   ===========    ==========  ==============================

Gross Profit by Segment                                                                             Gross Profit Margin
------------------------------------------------                                              ------------------------------
Mattress Fabrics                                $         4,215         3,442       22.5 %          17.3 %          15.2 %
Upholstery Fabrics                                        3,269         2,070       57.9 %          10.4 %           5.4 %
                                                   -------------   -----------    ----------  ------------------------------
     Subtotal                                             7,484         5,512       35.8 %          13.4 %           9.0 %

Restructuring related charges                            (2,773)(1)    (1,335)(3)  107.7 %          (5.0)%          (2.2)%
                                                   -------------   -----------    ----------  ------------------------------
     Gross Profit                               $         4,711         4,177       12.8 %           8.5 %           6.8 %
                                                   =============   ===========    ==========  ==============================

Selling, General and Administrative expenses  by Segment                                            Percent of Sales
-------------------------------------------------------------------                           ------------------------------

Mattress Fabrics                                $         1,706         1,643        3.8 %           7.0 %           7.2 %
Upholstery Fabrics                                        3,765         3,717        1.3 %          12.0 %           9.7 %
Unallocated Corporate expenses                              895           738       21.3 %           1.6 %           1.2 %
                                                   -------------   -----------    ----------  ------------------------------
                                                          6,366         6,098        4.4 %          11.4 %          10.0 %
Restructuring related charges                                28 (1)         -      100.0 %           0.1 %           0.0 %
                                                   -------------   -----------    ----------  ------------------------------
    Selling, General and Administrative expenses$         6,394         6,098        4.9 %          11.5 %          10.0 %
                                                   =============   ===========    ==========  ==============================

Operating Income (loss)  by Segment                                                           Operating Income (Loss) Margin
------------------------------------------------                                              ------------------------------
Mattress Fabrics                                $         2,509         1,799       39.5 %          10.3 %           7.9 %
Upholstery Fabrics                                         (496)       (1,647)      69.9 %          (1.6)%          (4.3)%
Unallocated corporate expenses                             (895)         (738)      21.3 %          (1.6)%          (1.2)%
                                                   -------------   -----------    ----------  ------------------------------
        Subtotal                                          1,118          (586)    (290.8)%           2.0 %          (1.0)%

Restructuring expense                                    (1,275)(2)      (343)(4)  271.7 %          (2.3)%          (0.6)%
Restructuring related charges                            (2,801)(1)    (1,335)(3)  109.8 %          (5.0)%          (2.2)%
                                                   -------------   -----------    ----------  ------------------------------

     Loss from operations                       $        (2,958)       (2,264)     (30.7)%          (5.3)%          (3.7)%
                                                   =============   ===========    ==========  ==============================

Depreciation by Segment
------------------------------------------------

Mattress Fabrics                                $           912           965       (5.5)%
Upholstery Fabrics                                          710         1,366      (48.0)%
                                                   -------------   -----------    ----------
        Subtotal                                          1,622         2,331      (30.4)%
Accelerated Depreciation                                    665           108      515.7 %
                                                   -------------   -----------    ----------
Total Depreciation                              $         2,287         2,439       (6.2)%
                                                   =============   ===========    ==========


Notes:

(1) The $2.8 million represents restructuring related charges of $2.2 million for inventory markdowns, $665,000 for accelerated deprecation, and a credit of $24,000 for other operating costs associated with the closing of plant facilities.
(2) The $1.3 million represents restructuring expenses of $1.2 million for employee termination benefits, $272,000 for write-downs of equipment, $181,000 for asset movement costs, $61,000 for lease termination costs, and a credit of $455,000 for sales proceeds received on equipment with no carrying value.
(3) The $1.3 million represents restructuring related charges of $838,000 for inventory markdowns, $389,000 for other operating costs associated with the closing of plant facilities, and $108,000 for accelerated depreciation.
(4) The $343,000 represents restructuring expenses of $371,000 for asset movement costs, $133,000 for employee termination benefits, $51,000 for lease termination costs, a credit of $77,000 for sales proceeds received on equipment with no carrying value, and a credit of $135,000 to reflect current estimates of sub-lease income.

                    CULP, INC. FINANCIAL INFORMATION RELEASE
           SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
         FOR THE NINE MONTHS ENDED JANUARY 28, 2007 AND JANUARY 29, 2006

                             (Amounts in thousands)


                                                                     NINE MONTHS ENDED (UNAUDITED)
                                                -------------------------------------------------------------------------
                                                         Amounts                               Percent of Total Sales
                                                --------------------------                  -----------------------------
                                                January 28,     January 29,       % Over    January 28,     January 29,
Net Sales by Segment                               2007           2006           (Under)       2007           2006
----------------------------------------------  ------------    ----------      ----------- -------------   -------------
Mattress Fabrics                              $      69,734        69,586           0.2 %         39.3 %         36.6 %
Upholstery Fabrics                                  107,603       120,797         (10.9)%         60.7 %         63.4 %
                                                ------------    ----------      ----------- -------------   -------------

     Net Sales                                $     177,337       190,383          (6.9)%        100.0 %        100.0 %
                                                ============    ==========      =========== =============   =============

Gross Profit by Segment                                                                          Gross Profit Margin
----------------------------------------------                                              -----------------------------

Mattress Fabrics                              $      11,880         9,839          20.7 %         17.0 %         14.1 %
Upholstery Fabrics                                   12,691        10,027          26.6 %         11.8 %          8.3 %
                                                ------------    ----------      ----------- -------------   -------------
     Subtotal                                        24,571        19,866          23.7 %         13.9 %         10.4 %

Restructuring related charges                        (3,809)(1)    (3,581)   (3)    6.4 %         (2.1)%         (1.9)%
                                                ------------    ----------      ----------- -------------   -------------

     Gross Profit                             $      20,762        16,285          27.5 %         11.7 %          8.6 %
                                                ============    ==========      =========== =============   =============

Selling, General and Administrative expenses  by Segment                                          Percent of Sales
------------------------------------------------------------                                -----------------------------
Mattress Fabrics                              $       5,043         5,016           0.5 %          7.2 %          7.2 %
Upholstery Fabrics                                   11,219        12,120          (7.4)%         10.4 %         10.0 %
Unallocated Corporate expenses                        2,920         2,322          25.8 %          1.6 %          1.2 %
                                                ------------    ----------      ----------- -------------   -------------
     Subtotal                                        19,182        19,458          (1.4)%         10.8 %         10.2 %

Restructuring related charges                            58 (1)     3,022    (4)  (98.1)%          0.0 %          1.6 %
                                                ------------    ----------      ----------- -------------   -------------

    Selling, General and Administrative expens$s     19,240        22,480         (14.4)%         10.8 %         11.8 %
                                                ============    ==========      =========== =============   =============


Operating Income (loss)  by Segment                                                         Operating Income (Loss) Margin
----------------------------------------------                                              ------------------------------

Mattress Fabrics                              $       6,837         4,823          41.8 %          9.8 %          6.9 %
Upholstery Fabrics                                    1,472        (2,093)        170.3 %          1.4 %         (1.7)%
Unallocated corporate expenses                       (2,920)       (2,322)         25.8 %         (1.6)%         (1.2)%
                                                ------------    ----------      ----------- -------------   -------------
        Subtotal                                      5,389           408       1,220.8 %          3.0 %          0.2 %

Restructuring expense                                (1,742)(2)    (6,581)(5)     (73.5)%         (1.0)%         (3.5)%
Restructuring related charges                        (3,867)(1)    (6,603)(3)(4)  (41.4)%         (2.2)%         (3.5)%
                                                ------------    ----------      ----------- -------------   -------------
     Loss from operations                     $        (220)      (12,776)         98.3 %         (0.1)%         (6.7)%
                                                ============    ==========      =========== =============   =============

Depreciation by Segment
----------------------------------------------

Mattress Fabrics                              $       2,771         2,714           2.1 %
Upholstery Fabrics                                    2,215         4,582         (51.7)%
                                                ------------    ----------      -----------
     Subtotal                                         4,986         7,296         (31.7)%
Accelerated Depreciation                                665         4,979         (86.6)%
                                                ------------    ----------      -----------
Total Depreciation                            $       5,651        12,275         (54.0)%
                                                ============    ==========      ===========


Notes:

(1) The $3.9 million represents restructuring related charges of $2.3 million for inventory markdowns, $802,000 for other operating costs associated with the closing of plant facilities, and $665,000 for accelerated depreciation.
(2) The $1.7 million represents restructuring expenses of $990,000 for employee termination benefits, $914,000 for asset movement costs, $395,000 for lease termination and other exit costs, $334,000 for write-downs of buildings and equipment, and a credit of $890,000 for sales proceeds on equipment with no carrying value.
(3) The $3.6 million represents restructuring related charges of $1.9 million for accelerated depreciation, $1.2 million for inventory markdowns, and $455,000 other operating costs associated with the closing of plant facilities.
(4)  The $3.0 million represents accelerated depreciation.
(5) The $6.6 million represents restructuring charges of $2.8 million for write-downs of buildings and equipment, $1.9 million for asset movement costs, $1.5 million for employee termination benefits, and $292,000 for lease termination costs.

                                   CULP, INC.
                    PROFORMA CONSOLIDATED STATEMENTS OF LOSS
        FOR THE THREE MONTHS ENDED JANUARY 28, 2007 AND JANUARY 29, 2006
                                   (UNAUDITED)

                (Amounts in Thousands, Except for Per Share Data)


                                                                        THREE MONTHS ENDED
                                            ------------------------------------------------------------------------
                                            As Reported                                    January 28, 2007
                                            January 28,  % of                   % of       Proforma Net   % of
                                               2007      Sales     Adjustments  Sales      of Adjustment  Sales
                                            --------------------   --------------------    ---------------------
Net sales                                $       55,712  100.0%              -    0.0%          55,712   100.0%
Cost of sales                                    51,001   91.5%         (2,773)  -5.0% (1)      48,228    86.6%
                                            --------------------   --------------------    ---------------------
           Gross profit                           4,711    8.5%         (2,773)  -5.0%           7,484    13.4%

Selling, general and
  administrative expenses                         6,394   11.5%            (28)  -0.1% (1)       6,366    11.4%
Restructuring expense                             1,275    2.3%         (1,275)  -2.3% (2)           -     0.0%
                                            --------------------   --------------------    ---------------------
           Income (loss) from operations         (2,958)  -5.3%         (4,076)  -7.3%           1,118     2.0%

Interest expense                                    952    1.7%              -    0.0%             952     1.7%
Interest income                                     (50)  -0.1%              -    0.0%             (50)   -0.1%
Other (income) expense                             (157)  -0.3%              -    0.0%            (157)   -0.3%
                                            --------------------   --------------------    ---------------------
           Income (loss) before income taxes     (3,703)  -6.6%         (4,076)  -7.3%             373     0.7%

Income taxes (6)                                 (1,482)  40.0%         (1,954)  47.9%             472   126.5% (5)
                                            --------------------   --------------------    ---------------------
Net loss                                 $       (2,221)  -4.0%         (2,122)  -3.8%             (99)   -0.2%
                                            ====================   ====================    =====================

Net loss per share-basic                         ($0.19)                ($0.18)                 ($0.01)
Net loss per share-diluted                       ($0.19)                ($0.18)                 ($0.01)
Average shares outstanding-basic                 11,773                 11,773                  11,773
Average shares outstanding-diluted               11,773                 11,773                  11,773





                                                                        THREE MONTHS ENDED
                                            --------------------------------------------------------------------------------

                                            As Reported                                    January 29, 2006         Proforma
                                            January 29,   % of                   % of      Proforma Net   % of       % Over
                                               2006      Sales     Adjustments    Sales    of Adjustments Sales      (Under)
                                            ---------------------  ---------------------------------------------    --------
Net sales                                $       61,035   100.0%             -     0.0%          61,035  100.0%       -8.7%
Cost of sales                                    56,858    93.2%        (1,335)   -2.2% (3)      55,523   91.0%      -13.1%
                                            ---------------------  ---------------------   ---------------------    --------
           Gross profit                           4,177     6.8%        (1,335)   -2.2%           5,512    9.0%       35.8%

Selling, general and
  administrative expenses                         6,098    10.0%             -     0.0%           6,098   10.0%        4.4%
Restructuring expense                               343     0.6%          (343)   -0.6% (4)           -    0.0%        0.0%
                                            ---------------------  ---------------------   ---------------------    --------
           Income (loss) from operations         (2,264)   -3.7%        (1,678)   -2.7%            (586)  -1.0%      290.8%

Interest expense                                  1,063     1.7%             -     0.0%           1,063    1.7%      -10.4%
Interest income                                     (43)   -0.1%             -     0.0%             (43)  -0.1%      -16.3%
Other (income) expense                              135     0.2%             -     0.0%             135    0.2%     -216.3%
                                            ---------------------  ---------------------   ---------------------    --------
           Income (loss) before income taxes     (3,419)   -5.6%        (1,678)   -2.7%          (1,741)  -2.9%      121.4%

Income taxes (6)                                 (1,250)   36.6%          (637)   38.0%            (613)  35.2%      177.0%
                                            ---------------------  ---------------------   ---------------------    --------
Net loss                                 $       (2,169)   -3.6%        (1,041)   -1.7%          (1,128)  -1.8%       91.2%
                                            =====================  =====================   =====================    ========

Net loss per share-basic                         ($0.19)                ($0.09)                  ($0.10)
Net loss per share-diluted                       ($0.19)                ($0.09)                  ($0.10)
Average shares outstanding-basic                 11,562                 11,562                   11,562
Average shares outstanding-diluted               11,562                 11,562                   11,562



Notes:

(1) The $2.8 million represents restructuring related charges of $2.2 million for inventory markdowns, $665,000 for accelerated depreciation, and a credit of $24,000 for other operating costs associated with the closing of plant facilities.
(2) The $1.3 million represents restructuring expenses of $1.2 million for employee termination benefits, $272,000 for write-downs of equipment, $181,000 for asset movement costs, $61,000 for lease termination costs, and a credit of $455,000 for sales proceeds received on equipment with no carrying value.
(3) The $1.3 million represents restructuring related charges of $838,000 for inventory markdowns, $389,000 for other operating costs associated with the closing of plant facilities, and $108,000 for accelerated depreciation.
(4) The $343,000 represents restructuring expenses of $371,000 for asset movement costs, $133,000 for employee termination benefits, $51,000 for lease termination costs, a credit of $77,000 for sales proceeds received on equipment with no carrying value and a credit of $135,000 to reflect current estimates of sub-lease income.
(5) The effective income tax rate includes income tax expense for the exercise of share options relating to the company's non-qualified stock option plan in the third quarter of fiscal 2007. Without these transactions, the third quarter fiscal 2007 effective income tax rate would have been 5.3%.
(6) The percent of net sales column for income taxes is calculated as % of income (loss) before income taxes.

                                   CULP, INC.
              PROFORMA CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
         FOR THE NINE MONTHS ENDED JANUARY 28, 2007 AND JANUARY 29, 2006
                                   (UNAUDITED)

                 (Amounts in Thousands, Except for Per Share Data)

                                                                     NINE MONTHS ENDED
                                              ----------------------------------------------------------------------------
                                              As Reported                                        January 28, 2007
                                              January 28,    % of                     % of       Proforma Net     % of
                                                  2007       Sales     Adjustments   Sales       of Adjustments   Sales
                                              -----------------------  ----------------------    -----------------------
Net sales                                  $       177,337    100.0%              -     0.0%          177,337    100.0%
Cost of sales                                      156,575     88.3%         (3,809)   -2.1% (1)      152,766     86.1%
                                              -----------------------  ----------------------    -----------------------
            Gross profit                            20,762     11.7%         (3,809)   -2.1%           24,571     13.9%

Selling, general and
  administrative expenses                           19,240     10.8%            (58)    0.0% (1)       19,182     10.8%
Restructuring expense                                1,742      1.0%         (1,742)   -1.0% (2)            -      0.0%
                                              -----------------------  ----------------------    -----------------------
            Income (loss) from operations             (220)    -0.1%         (5,609)   -3.2%            5,389      3.0%

Interest expense                                     2,841      1.6%              -     0.0%            2,841      1.6%
Interest income                                       (147)    -0.1%              -     0.0%             (147)    -0.1%
Other (income) expense                                 (98)    -0.1%              -     0.0%              (98)    -0.1%
                                              -----------------------  ----------------------    -----------------------
            Income (loss) before income taxes       (2,816)    -1.6%         (5,609)   -3.2%            2,793      1.6%

Income taxes (7)                                    (1,540)    54.7%         (2,269)   40.5%              729     26.1% (6
                                              -----------------------  ----------------------    -----------------------
Net income (loss)                          $        (1,276)    -0.7%         (3,340)   -1.9%            2,064      1.2%
                                              =======================  ======================    =======================

Net income (loss) per share-basic                   ($0.11)                  ($0.29)                    $0.18
Net income (loss) per share-diluted                 ($0.11)                  ($0.29)                    $0.18
Average shares outstanding-basic                    11,710                   11,710                    11,710
Average shares outstanding-diluted                  11,710                   11,710                    11,713




                                                                                NINE MONTHS ENDED
                                              ------------------------------------------------------------------------------------
                                              As Reported                                        January 29, 2006        Proforma
                                              January 29,    % of                      % of      Proforma Net    % of      % Over
                                                  2006      Sales     Adjustments      Sales     of Adjustments  Sales     (Under)
                                              ----------------------  -------------------------------------------------  ---------
Net sales                                  $       190,383   100.0%              -      0.0%          190,383   100.0%      -6.9%
Cost of sales                                      174,098    91.4%         (3,581)    -1.9% (3)      170,517    89.6%     -10.4%
                                              ----------------------  -----------------------    ----------------------  ---------
            Gross profit                            16,285     8.6%         (3,581)    -1.9%           19,866    10.4%      23.7%

Selling, general and
  administrative expenses                           22,480    11.8%         (3,022)    -1.6% (4)       19,458    10.2%      -1.4%
Restructuring expense                                6,581     3.5%         (6,581)    -3.5% (5)            -     0.0%       0.0%
                                              ----------------------  -----------------------    ----------------------  ---------
            Income (loss) from operations          (12,776)   -6.7%        (13,184)    -6.9%              408     0.2%    1220.8%

Interest expense                                     2,955     1.6%              -      0.0%            2,955     1.6%      -3.9%
Interest income                                        (78)    0.0%              -      0.0%              (78)    0.0%     -88.5%
Other (income) expense                                 481     0.3%              -      0.0%              481     0.3%    -120.4%
                                              ----------------------  -----------------------    ----------------------  ---------
            Income (loss) before income taxes      (16,134)   -8.5%        (13,184)    -6.9%           (2,950)   -1.5%     194.7%

Income taxes (7)                                    (5,873)   36.4%         (5,010)    38.0%             (863)   29.3%     184.5%
                                              ----------------------  -----------------------    ----------------------  ---------
Net income (loss)                          $       (10,261)   -5.4%         (8,174)    -4.3%           (2,087)   -1.1%     198.9%
                                              ======================  =======================    ======================  =========

Net income (loss) per share-basic                   ($0.89)                 ($0.71)                    ($0.18)
Net income (loss) per share-diluted                 ($0.89)                 ($0.71)                    ($0.18)
Average shares outstanding-basic                    11,557                  11,557                     11,557
Average shares outstanding-diluted                  11,557                  11,557                     11,557


Notes:

(1) The $3.9 million represents restructuring related charges of $2.3 million for inventory markdowns, $802,000 for other operating costs associated with the closing of plant facilities, and $665,000 for accelerated depreciation.
(2) The $1.7 million represents restructuring expenses of $990,000 for employee termination benefits, $914,00 for asset movement costs, $395,000 for lease termination and other exit costs, $334,000 for write-downs of buildings and equipment, and a credit of $890,000 for sales proceeds on equipment with no carrying value.
(3) The $3.6 million represents restructuring related charges of $1.9 million for accelerated depreciation, $1.2 million for inventory markdowns, and $455,000 for other operating costs associated with the closing of plant facilities.
(4)  The $3.0 million represents accelerated depreciation.
(5) The $6.6 million represents restructuring charges of $2.8 million for write-downs of buildings and equipment, $1.9 million for asset movement costs, $1.5 million for employee termination benefits, and $292,000 for lease termination costs.
(5) The effective income tax rate includes income tax expense for the exercise of share options relating to the company's non-qualified stock option plan in the third quarter of fiscal 2007. Without these transactions the effective income tax rate for the nine-month period ending January 28, 2007 would have been 9.9%.
(7) The percent of net sales column for income taxes is calculated as a % of loss before income taxes.